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                                                                    EXHIBIT 99.1



                              AMENDED AND RESTATED
                    AMENDMENT #4 (Option and Option Warrant)

         AMENDMENT dated as of December 31, 2001 between BoS (USA) Inc. (formerly named IFA Incorporated), an Illinois corporation ("IFA"), and FirstCity Financial Corporation, a Delaware corporation (the "Company"), to (i) that certain Option To Acquire Warrant dated as of December 20, 1999 issued by the Company to IFA (said option, as amended or otherwise modified to date, the "Option"), and (ii) the form of Warrant attached as Annex A to the Option (said form of warrant, as amended or otherwise modified to date, the "Option Warrant").

                             W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Option and the Option Warrant in certain respects;

         NOW, THEREFORE, it is agreed:

                                        I

         1.1 Effect of Amendment. As used in any agreements or instruments referring to the Option or the Option Warrant, from and after the effectiveness of this Amendment, any reference to the Option shall mean the Option as amended hereby and any reference to the Option Warrant shall mean the Option Warrant as amended hereby.

                                       II
                                     OPTION

         2.1 Section 1(a). The reference to "August 31, 2001" in the first sentence of Section 1(a) of the Option is hereby amended to "June 30, 2002". The reference to "December 31, 2010" in the first sentence of Section 1(a) of the Option is hereby amended to "June 30, 2011".

                                       III
                                 OPTION WARRANT

         3.1 Legend. The first two lines at the top of the second page of Annex A to the Option are hereby amended to read in their entirety as follows: "VOID AFTER 5:00 P.M., CENTRAL TIME, ON JUNE 30, 2011".

         3.2 Section 1.1(a)(i). The first paragraph of Section 1.1 of the Option Warrant is hereby amended to read in its entirety as follows:

                  "(a) (i) This Warrant may be exercised, in whole or from time to time in part, on or after June 30, 2002 and will expire at 5:00 p.m., Central Time, on June 30, 2011 (the "Expiration Date"). On the Expiration Date, all rights evidenced by this Warrant shall cease and this Warrant shall become void."

         3.3 Section 1(a)(ii). The first sentence of Section 1.1(a)(ii) of the Option Warrant is hereby amended to read in its entirety as follows:

                  "If this Warrant has been issued prior to June 30, 2002 and if, prior to June 30, 2002, all Tranche C Loans (and all interest and other amounts payable in connection therewith) shall have



                                       1
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         been indefeasibly paid in full and the Tranche C Commitment permanently terminated, then this Warrant shall be deemed to have been cancelled and of no further force or effect as of the date that all of the aforesaid loans and related amounts were indefeasibly paid in full."

         3.4 Section 21.5. Section 21.5(f) of the Option Warrant is hereby amended to delete "December 31, 2001" therein and insert "June 30, 2002" in its place.

                                       IV
                                  MISCELLANEOUS

         4.1 Limited Nature of Amendments. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to any waiver of, or modification of, any other term or condition of the Option or the Option Warrant or (b) prejudice any right or rights which IFA or any holder of any of the Option or the Option Warrant may now have or may have in the future under or in connection with the Option or the Option Warrant. Except as expressly amended hereby, the terms and provisions of the Option shall remain in full force and effect and those of the Option Warrant shall remain unchanged.

          4.2 Governing Law. THIS AMENDMENT, INCLUDING THE VALIDITY THEREOF AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS (OR, IF SUCH CHOICE OF LAW IS FOR ANY REASON HELD INVALID, THOSE OF THE STATE OF NEW YORK).

         4.3 Effectiveness. This Amendment shall become effective when the Company and IFA shall have executed a copy hereof and each shall have delivered a copy thereof to the other.

         4.4 Headings. The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         4.5. Counterparts. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy.

         4.6. Restatement. This Amendment amends and, as so amended, restates in its entirety the Amendment between the parties hereto dated as of December 31, 2001 which is titled "AMENDMENT #4 (Option and Option Warrant)".

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

BoS (USA) Inc.
(formerly IFA Incorporated)                 FIRSTCITY FINANCIAL CORPORATION


By                                          By
  ----------------------------------          ----------------------------------
  Name:  Jim Halley                         Name:
  Title: President                          Title:


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